ARK ETF TRUST

ARK Genomic Revolution ETF (ARKG)

ARK Autonomous Technology & Robotics ETF (ARKQ)

Supplement dated December 20, 2019 to the Statement of Additional Information (“SAI”) for the ARK ETF Trust (the “Trust”), dated November 30, 2019.

This Supplement updates certain information contained in the SAI with respect to each of the following series of the Trust: ARK Genomic Revolution ETF and ARK Autonomous Technology & Robotics ETF (each, a “Fund”, and collectively, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 855-406-1506, sending an email request to info@ark-invest.com or writing to ARK Investment Management, LLC, 3 East 28th Street, Seventh Floor, New York, New York 10016.

Effective December 31, 2019, the SAI is revised as follows:

On the cover page, the tables showing each Fund and its respective listing exchange are deleted and replaced with the following:

ARK ETF Trust Thematic Actively-Managed ETFs

ETF	NYSE Arca, Inc. Ticker Symbol
ARK Innovation ETF	ARKK
ARK Next Generation Internet ETF (formerly, ARK Web x.0 ETF)	ARKW
ARK Fintech Innovation ETF	ARKF

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
ARK Genomic Revolution ETF	ARKG
ARK Autonomous Technology & Robotics ETF (formerly, ARK Industrial Innovation ETF)	ARKQ

ARK ETF Trust Thematic Index ETFs

ETF	Cboe BZX Exchange, Inc. Ticker Symbol
The 3D Printing ETF	PRNT
ARK Israel Innovative Technology ETF	IZRL

On page 1, the second paragraph under the section “GENERAL DESCRIPTION OF THE TRUST” is deleted and replaced with the following:

Each Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by a Fund only in Creation Units. A Creation Unit consists of 50,000 Shares except for ARK Israel Innovative Technology ETF, for which a Creation Unit consists of 25,000 Shares. Only Authorized Participants who have entered into contractual arrangements with the Fund’s Distributor may enter into Creation Unit transactions with a Fund on behalf of themselves or their customers. Creation Units of a Fund are issued and redeemed generally in exchange for specified securities held by the Fund and, if necessary, a specified cash payment. The Shares of ARK Innovation ETF, ARK Next Generation Internet ETF and ARK Fintech Innovation ETF are listed on NYSE Arca, Inc. (“Arca”). The Shares of ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF and each Index Fund are listed on Cboe BZX Exchange, Inc. (“Cboe,” and together with Arca, an “Exchange”). The individual Shares of each Fund will trade in the secondary market at market prices that may differ from the Shares’ NAV.

Please retain this supplement for future reference.